SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 24, 2003


                                FONIX CORPORATION
             (Exact name of registrant as specified in its Charter)


         Delaware                   0-23862                  87-0380088
(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                     Identification No.)


180 West Election Road, Suite 200, Draper, Utah         84020
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code:  (801) 553-6600

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ITEM 5.  Other Events.

         On November 24, 2003, the registrant signed a non-binding term sheet relating to its anticipated acquisition of all of the capital stock of LTEL Holdings Corporation, a privately held Delaware corporation ("LTEL"). LTEL has two wholly owned operating subsidiaries, LecStar Telecom, Inc., an Atlanta-based competitive local exchange carrier, and its sister company, LecStar Datanet, Inc., a provider of internet services to business and residential customers.

         On November 25, 2003, Fonix issued a press release announcing the transaction. A copy of the press release is attached as Exhibit 99.

ITEM 7.   Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits


     99 Press Release issued November 25, 2003, relating to LecStar Non-binding Term Sheet.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FONIX CORPORATION
                                     (Registrant)




                                     By: /s/ Thomas A. Murdock
Date: November 25, 2003                       Thomas A. Murdock
                                              President and CEO



                                     By: /s/ Roger D. Dudley
                                              Roger D. Dudley
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Accounting Officer)